Exhibit 10.5

HERCULES OFFSHORE

2004 LONG-TERM INCENTIVE PLAN

(Adopted Effective as of November 17, 2004)

1. Objectives. This Hercules Offshore 2004 Long-Term Incentive Plan (this ”Plan”) is intended as an incentive to retain and attract persons of training, experience and ability to serve as employees, consultants and directors of Hercules Offshore, LLC, a Delaware limited liability company, and its successors, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Act” means the Securities Act of 1933, as amended from time to time.

“Award” means any Option, Restricted Stock, Performance Stock Award, Phantom Stock, Cash Award or Stock Award, whether granted singly, in combination or in tandem, granted to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.

“Award Agreement” means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

“Board” means the Managers or the Board of Directors of the Company, as applicable.

“Cash Award” means an Award payable in cash.

“Change in Control” means (i) the consummation of a reorganization, merger, consolidation or other transaction, in any case, with respect to which persons who were stockholders (or members) of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own equity interests representing at least 51% of the total combined voting power of the Company or the resulting reorganized, merged or consolidated entity, as applicable, (ii) the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole (other than to one or more Subsidiaries of the Company), or (iii) the occurrence of (A) the consummation of a transaction or series of related transactions in which the Company issues, as consideration for the acquisition (through a merger, reorganization, stock purchase, asset purchase or otherwise) of the assets or capital stock of an unaffiliated third party, equity in the Company representing more than 35% of the outstanding equity of the Company calculated as of the consummation of such transaction or transactions, in conjunction with (B) a change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who had been directors of the Company at the time of the approval by the Board of the issuance of such equity in the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer this Plan, or in the absence of any such designation, the Board.

“Common Stock” means (i) prior to the effective time of a Conversion Transaction, the limited liability company interests in the Company, which the limited liability company agreement of the Company denominates as “Membership Interests,” and (ii) from and after the effective time of a Conversion Transaction, the common stock of the Company.

“Company” means (i) prior to the effective time of a Conversion Transaction, Hercules Offshore, LLC, a Delaware limited liability company, and (ii) after the effective time of a Conversion Transaction, Newco.

“Conversion Transaction” means a conversion, merger, share exchange or other reorganization transaction pursuant to which (i) all outstanding Common Stock of Hercules Offshore, LLC is converted into Common Stock of Newco, (ii) Hercules Offshore, LLC is merged or consolidated with, or converted into or becomes a Subsidiary of, Newco and (iii) Newco assumes or succeeds to all of the obligations of Hercules Offshore, LLC under this Plan, all in connection with, or in anticipation of, an underwritten public offering of Common Stock under the Act.

“director” means a Manager or a member of the Board of Directors of the Company, as applicable.

“Effective Date” means November 17, 2004, subject to Section 23.

“Employee” means an individual employed by the Company or a Subsidiary. For purposes of this Plan, an Employee also includes a consultant providing services to the Company or a Subsidiary.

“Exercise Price” means the price at which the Option Shares may be purchased under the terms of an Award Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (a) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported; (b) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the Nasdaq Stock Market or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated; or (d) if none of the above is applicable, then such amount as may be determined by the Committee or the Board in such a manner as it deems in good faith appropriate to be the fair market value per share of Common Stock.

“Grant Date” means the date on which an Award is granted by the Committee.

“Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 13 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

“IPO” shall mean an underwritten public offering under the Act of the Common Stock, where such Common Stock is listed or quoted on a national securities exchange or the Nasdaq National Market.

“ISO” means an incentive stock option within the meaning of Code Section 422.

“Newco” means a corporation organized or to be organized and designated by the Board to, among other things, effect the Conversion Transaction and, as a result of the Conversion Transaction, to become the parent entity of Hercules Offshore, LLC or the entity into which Hercules Offshore, LLC is merged or converted.

“Operating Agreement” means the Amended and Restated Operating Agreement of Hercules Offshore, LLC, dated as of October 1, 2004.

“Option” means a right to purchase a particular number of shares of Common Stock at a particular Exercise Price, subject to certain terms and conditions as provided in this Plan and an Award Agreement. An Option may be in the form of an ISO or a nonqualified stock option within the meaning of Code Section 83.

“Option Shares” means the shares of Common Stock covered by a particular Option.

“Outside Director” means a director who is not an Employee, who qualifies as:

(a) a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, and

(b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

“Participant” means an Employee or an Outside Director to whom an Award has been granted under this Plan.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code §162(m).

“Performance Stock Award” means an Award that is contingent on the achievement of certain performance objectives established by the Board, valued by reference to the Fair Market Value of the Common Stock, or increase thereof, by reference to performance measures other than the Common Stock, or a combination of both, over a specified period of time.

“Phantom Stock” means a right to receive the value of a specified number of shares of Common Stock.

“Plan” means the Hercules Offshore 2005 Long-Term Incentive Plan, as amended from time to time.

“Restricted Stock” means shares of Common Stock that are restricted or subject to forfeiture provisions.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

“Stock Award” means an Award payable in shares of Common Stock, which may be Restricted Stock.

“Subsidiary” means (a) with respect to any Awards other than ISOs, and as otherwise used in this Plan, (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation that have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (b) with respect to Awards of ISOs, any subsidiary within the meaning of Section 424(f) of the Code.

3. Plan Administration and Designation of Participants. All Employees of the Company and its Subsidiaries and all Outside Directors are eligible for Awards under this Plan. The Committee shall select the Participants from time to time by the grant of Awards under this Plan and, subject to the terms and conditions of this Plan, shall determine all terms and conditions of the Awards. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or appropriate. The Committee may delegate its duties hereunder to the Chief Executive Officer or other executive officers of the Company subject to such rules and regulations as the Committee establishes. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award Agreement, waive any restriction or other provision of this Plan or an Award Agreement or otherwise amend or modify an Award in any manner that is either (a) not adverse to the Participant holding the Award or (b) consented to by such Participant. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Awards that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

4. Award Agreement. Each Award granted hereunder shall be described in an Award Agreement, which shall be subject to the terms and conditions of this Plan and shall be signed by the Participant and by the appropriate officer for and on behalf of the Company.

5. Shares of Common Stock Subject to this Plan. Subject to adjustment as provided in Section 13 hereof, the total number of shares of Common Stock that may be issued pursuant to Awards under this Plan will not exceed 7,000 shares of Common Stock. All such shares of Common Stock shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued shares of Common Stock, from shares held in the treasury of the Company or from shares that have been reacquired by the Company.

The Committee and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Awards that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares of Common Stock subject thereto are not issued to a Participant shall immediately become available for the granting of Awards under this Plan.

6. Awards to Participants.

(a) Incentive Stock Options. Options granted to Employees (other than consultants) hereunder may be incentive stock options within the meaning of Section 422 of the Code (an “ISO”). An ISO shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise, which shall not be less than the Fair Market Value of the Common Stock on the Grant Date. Any ISO granted shall expire not later than ten (10) years after the Grant Date, with the expiration date to be specified by the Committee in the Award Agreement. Any ISO granted must, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with Section 422 of the Code. Pursuant to the ISO requirements of Code Section 422, notwithstanding anything herein to the contrary, (i) no ISO can be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date of this Plan (or the fifth anniversary of the Effective Date of this Plan if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary), (ii) no Optionee may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which ISOs (including Options hereunder) are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) would exceed $100,000, and (iii) the Exercise Price of the ISO may not be less than 100% of the Fair Market Value of the Common Stock at the time of grant (or not less than 110% of such of the Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary). All other terms, conditions and limitations applicable to ISOs shall be determined by the Committee.

(b) Nonqualified Stock Options. Options granted to Participants (including consultants) may be nonqualified stock options within the meaning of Section 83 of the Code. A nonqualified stock option shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise. The expiration date of the nonqualified stock option shall be specified by the Committee in the Award Agreement. All other terms, conditions and limitations applicable to nonqualified stock options shall be determined by the Committee.

(c) Performance Stock Award. An Award may be in the form of a Performance Stock Award. The terms, conditions and limitations applicable to any Performance Stock Award shall be determined by the Committee.

(d) Stock Award (including Restricted Stock). An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any Stock Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a Stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto. The terms, conditions and limitations applicable to any Stock Award pursuant to this Plan shall be determined by the Committee.

(e) Phantom Stock. An Award may be in the form of Phantom Stock or other bookkeeping account tied to the value of shares of Common Stock. The terms, conditions and limitations applicable to any Awards of Phantom Stock shall be determined by the Committee.

(f) Cash Awards. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards shall be determined by the Committee.

7. Payment of Awards.

(a) General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.

(b) Deferral. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Award in an Award Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump-sum payment. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

(c) Dividends and Interest. Distributions or dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

(d) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

8. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Award, including Restricted Stock, that has been held by the Participant for at least six (6) months and that is valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Awards to exercise an Option as it deems appropriate. The Committee may provide for procedures to permit the exercise or purchase of Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

9. Change of Control of the Company and IPO.

(a) General Rule for Options. Except as otherwise provided in an Award Agreement, if (1) the Company consummates an IPO or (2) a Change of Control occurs and the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, then with respect to (x) any Option, in the event of an IPO, or (y) any Option that is not so assumed or substituted (a “Non-Assumed Option”), in the event of a Change of Control, the Committee, in its sole and absolute discretion, may (but shall not be required to) take any or all of the following actions to be effective as of the date of the IPO or the Change of Control, as applicable (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the IPO or the Change of Control, but only if such action remains contingent upon the effectuation of the IPO or the Change of Control) (such date referred to as the “Action Effective Date”):

(i) accelerate the vesting and/or exercisability of such Option or Non-Assumed Option; and/or

(ii) unilaterally cancel such Option or Non-Assumed Option in exchange for:

(A) whole and/or fractional shares of Common Stock (or for whole shares and cash in lieu of any fractional share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Option Shares subject to such Option or Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Option Shares; or

(B) cash or other property equal in value to the excess of the Fair Market Value of the Option Shares subject to such Option or Non-Assumed Option determined as of the Action Effective Date (taking into account vesting) over the aggregate Exercise Price for such Option Shares; and/or

(iii) unilaterally cancel such Option or Non-Assumed Option after providing the holder of such Option with:

(A) an opportunity to exercise such Option or Non-Assumed Option to the extent vested within a specified period prior to the date of the IPO or the Change of Control, and

(B) notice of such opportunity to exercise prior to the commencement of such specified period.

Notwithstanding the foregoing, to the extent that the recipient of an Option is an Insider, payment of cash in lieu of whole or fractional shares of Common Stock or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional shares of Common Stock or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

(b) General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Award Agreement pertaining to a particular Award or as otherwise provided in this Plan, each Award shall be governed by applicable law and the documents effectuating the Change of Control.

10. Termination of Employment or Service. Upon the termination of employment or service by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. Unless otherwise specifically provided in the Award Agreement, each Award granted pursuant to this Plan that is an Option may be exercised, to the extent then vested, no more than three months from the date the Participant’s employment or service with the Company or its Subsidiaries terminates.

11. Amendment to Operating Agreement. Prior to a Conversion Transaction, upon the granting of an Award of shares of Common Stock or the exercise of an Option for shares of Common Stock, the Company shall take all action necessary to amend the Operating Agreement to reflect the issuance of shares of Common Stock to the Participant, and shall take such other actions as may be required to give effect to an Award made hereunder.

12. Assignability. Except as otherwise provided herein, no Award granted under this Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and during the lifetime of a Participant, any Award shall be exercisable only by him, or in the case of a Participant who is mentally incapacitated, the Award shall be exercisable by his guardian or legal representative. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment or transfer in violation of this Section 12 shall be null and void. Upon a Participant’s death, the personal representative or other person entitled to succeed to the rights of the Participant (the “Successor Participant”) may exercise such rights. A Successor Participant must furnish proof satisfactory to the Company of his or her right to exercise the Award under the Participant’s will or under the applicable laws of descent and distribution.

Subject to approval by the Committee in its sole discretion, other than with respect to ISOs, all or a portion of the Awards granted to a Participant under this Plan may be transferable by the Participant, to the extent and only to the extent specified in such approval, to (a) the spouse, parent, brother, sister, children or grandchildren (including adopted and stepchildren and grandchildren) of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members or (c) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests; provided that the Award Agreement pursuant to which such Awards are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this Section. Subsequent transfers of transferred Awards shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Participant or a person to whom the original Participant could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as otherwise provided herein, the term “Participant” shall be deemed to refer to the transferee. The consequences of termination of employment shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent and for the periods specified in this Plan and the Award Agreement.

13. Adjustments.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the ownership of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures or other obligations, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other Company act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any Common Stock distribution or split, recapitalization, extraordinary distribution, merger, consolidation, combination or exchange of shares of Common Stock or similar change or upon the occurrence of any other event that the Committee, in its sole discretion, deems appropriate, (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards; (ii) the Exercise Price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards shall be adjusted as appropriate.

(c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation that is not a Change of Control, the Board shall be authorized (i) to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment or (ii) to cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise for thirty (30) days prior to such cancellation.

14. Purchase for Investment. Unless the Awards and shares of Common Stock covered by this Plan have been registered under the Act, as amended, each person receiving shares of Common Stock pursuant to an Award under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

15. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

16. Amendments or Termination. The Company may amend, alter or discontinue this Plan, except that no amendment or alteration that would impair the rights of any Participant under any Award that he has been granted shall be made without his consent, and no amendment or alteration shall be effective prior to approval by the Company’s stockholders to the extent such approval is determined by the Board to be required by applicable laws, regulations or exchange requirements.

17. Restrictions. No shares of Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. The Award Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to an Award and repurchase of the Participant’s Option rights.

18. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

19. Indemnification. The Company shall indemnify and hold harmless any member of the Board or any Committee and other individuals, including Employees and Outside Directors, performing services on behalf of the Committee, against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with this Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of such Board member, committee member or individual.

20. Rule 16b-3. It is intended that this Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of this Plan or any such Awards would disqualify this Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

21. Miscellaneous. The granting of any Award shall not impose upon the Company any obligation to maintain any Participant as an Employee or an Outside Director and shall not diminish the power of the Company to discharge any Participant at any time.

22. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

23. Effective Date of Plan. This Plan shall be effective as of the Effective Date, subject to the approval of this Plan by the stockholders (or members) of the Company within twelve (12) months of the adoption of this Plan by the Board. Unless terminated earlier by the Board, this Plan shall terminate as of the tenth (10th) anniversary of the Effective Date and no further Awards shall be made after such date. Termination of this Plan shall not affect Awards made prior to the termination date.

Attested to by the Secretary of Hercules Offshore, LLC, as adopted by the Board effective as of the 1st day of January, 2005.

/s/ Steven A. Manz
Name: Steven A. Manz
Title: Secretary